UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported):  April 14, 2008
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INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-27465 (Commission File Number)	26-1469061 (IRS Employer Identification No.)

911 Ranch Road 620 N, Suite 204
Austin, TX 78734
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (512) 266 - 2000

Copies to:
Darrin M. Ocasio, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Fl.
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On April 14, 2008 (the “Effective Date”), Innovative Software Technologies, Inc., (the “Company”), Xalles Limited, an Irish corporation (“Xalles”), and Meridian Bay Limited, an Hong Kong corporation (“Meridian”) terminated an agreement to purchase all of the outstanding shares of Xalles which had been entered into by the parties on October 1, 2007 (the “Agreement”).  Continued due diligence by the Company resulted in the Company’s decision to not pursue the acquisition under the terms specified by the Agreement.  There were no penalties incurred by either party and both parties executed a mutual waiver and release (the “Release”) attached hereto as Exhibit 10.1.  The Company issued a press release on this matter on April 16, 2008, which is attached hereto as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As a result of the termination of the Agreement and the signing of the Release as described above, and in order to recognize the obligation of the Company due to a series of advancements made to it by Xalles, the Company issued a promissory note to the benefit of Xalles in the amount of $158,079, repayable on or before December 18, 2008 (the “Note”).  The outstanding principal amount of the Note bears interest beginning on April 14, 2008, calculated on the basis of a 360-day year for the actual number of days elapsed through the actual payment date at the following rates of interest: EIGHT percent (8%) per annum through June 15, 2008; TEN percent (10%) per annum through August 16, 2008, TWELVE percent per annum through October 17, 2008; and FOURTEEN percent per annum through December 18, 2008.  The outstanding principal balance of this Note, plus accrued but unpaid interest, is due and payable on December 18, 2008.  This Note may be prepaid, either in whole or in part, at any time without penalty.  The form of the Note is attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Release and Waiver dated April 14, 2008, between Meridian Bay Limited, Xalles Limited and Innovative Software Technologies, Inc.
10.2	Promissory Note dated April 14, 2008, in the Principal Amount of $158,079 to the Benefit of Xalles Limited
99.1	Press release issued by the Company dated April 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
Date: April 16, 2008	By:	/s/ Christopher J. Floyd
Christopher J. Floyd
Chief Financial Officer